Exhibit 10.2

Registration Rights Agreement

Dated as of November     , 2007

By and among

The Providence Service Corporation

and

The Purchasers Named Herein

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into this      day of November, 2007, among The Providence Service Corporation, a Delaware corporation (the “Company”), and the purchasers named on Exhibit A of the Purchase Agreement (as defined below) (collectively, the “Purchasers”).

This Agreement is made pursuant to the Note Purchase Agreement, dated November 6, 2007, among the Company and the Purchasers, (the “Purchase Agreement”), which provides for the sale by the Company to the Purchasers of $70,000,000 aggregate principal amount of the Company’s 6.5% Convertible Senior Subordinated Notes due 2014 (the “Notes”). The Notes together with the shares of Common Stock (as defined below) into which the Notes are convertible are referred to herein as the “Securities.” In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1934 Act” shall mean the Securities Exchange Act of l934, as amended.

“1939 Act” shall mean the Trust Indenture Act of 1939, as amended.

“Additional Interest” shall have the meaning set forth in Section 2.4.

“Affiliate” shall have the meaning given to it in the Indenture.

“Acquisition Agreement” shall mean the Agreement and Plan of Merger, dated as of the date hereof, by and among Target, Sellers, the Company, PRSC Acquisition Corporation and [stockholder representative].

“Automatic Shelf Registration Statement” shall have the meaning set forth in Rule 405 of the 1933 Act.

“Beneficially Own” or “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act, except that for purposes of this Agreement the words “within sixty days” in Rule 13d-3(d)(1)(i) shall not apply, to the effect that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security at any time.

“Business Day” shall mean any calendar day on which the New York Stock Exchange, the NASDAQ Stock Market and the Securities and Exchange Commission are open for trading or business, as the case may be.

“Closing Date” shall have the meaning given to it in the Purchase Agreement.

“Common Stock” shall mean any shares of common stock, $0.001 par value, of the Company and any other shares of common stock as may constitute “Common Stock” for purposes of the Indenture.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Depositary” shall mean The Depository Trust Company and its successors or assigns, or any other depositary appointed by the Company, provided, however, that such appointed depositary must have an address in the Borough of Manhattan, in the City of New York, unless no such depositary is available.

“Effectiveness Period” shall have the meaning set forth in Section 2.1(c).

“Holder” shall mean any Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

“Indenture” shall mean the Indenture, dated as of the date hereof, between the Company and The Bank of New York Trust Company, N.A., as Trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Majority Holders” shall mean Holders holding over 50% of the aggregate principal amount of the outstanding Notes constituting Registrable Securities outstanding; provided, that, for the purpose of this definition, a holder of shares of Common Stock into which the Notes were converted shall be deemed to hold an aggregate principal amount of the Notes (in addition to the principal amount of Notes held by such holder) equal to the product of (A) the quotient of (x) the number of such shares of Common Stock held by such holder and (y) the conversion rate (as expressed in the number of shares of Common Stock issuable per $1,000 principal amount of the Notes) in effect at the time of the conversion of the Notes into such shares of Common Stock as determined in accordance with the Indenture and (B) $1,000, provided further, that whenever the consent or approval of the Majority Holders or of a specified percentage of the Holders of Registrable Securities is required hereunder, Notes, or Common Stock into which the Notes were converted, held by the Company or any Affiliate of the Company shall be disregarded in determining whether such consent or approval was given by the Majority Holders or such specified percentage of the Holders of Registrable Securities.

“Permitted Transfer” shall have the meaning given such term in Section 7 of the Purchase Agreement.

“Registrable Securities” shall mean (i) the Notes, (ii) the Conversion Shares issued or issuable upon conversion of the Notes and (iii) any capital stock of the Company issued or issuable, with respect to the Conversion Shares or the Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion and/or redemption of the Notes; provided, however, that such Securities shall cease to be Registrable Securities at the earliest when (i) a Shelf Registration Statement with respect to such Securities shall have become effective under the 1933 Act and such Securities shall have been sold or transferred pursuant to such Shelf Registration Statement, (ii) such Securities have been transferred in compliance with Rule 144 under the 1933 Act (or any successor provision thereto), or are transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) such Securities shall have ceased to be outstanding.

“Registration Default” shall have the meaning set forth in Section 2.4.

“Registration or Offering Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC registration and filing fees, (ii) all expenses of the Company in preparing or assisting in preparing, word processing, printing and distributing any Shelf Registration Statement and any Prospectus, and any other documents relating to the performance of and compliance with this Agreement, (iii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (iv) all rating agency fees, if any (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any “comfort letters” in connection with an Underwritten Offering, (vi) the reasonable fees and expenses of the Trustee, and any escrow agent or custodian, and (vii) the reasonable fees and expenses of a single counsel to the Holders in connection with the Shelf Registration Statement (not to exceed in the aggregate $10,000) and in connection with an Underwritten Offering (not to exceed in the aggregate $50,000 for each Underwritten Offering), which counsel shall be selected by the Majority Holders and designated in writing to the Company, but excluding any underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder and, except as provided under clause (vii) above, excluding all expenses and fees for all counsel and other professionals representing the Holders.

“Rule 144A” means Rule 144A under the 1933 Act.

“SEC” shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Shelf Effectiveness Deadline” shall have the meaning set forth in Section 2.1(a).

“Shelf Filing Deadline” shall have the meaning set forth in Section 2.1(a).

“Shelf Registration” shall mean a registration effected pursuant to Section 2.1.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2.1 of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein; provided, however, that a registration statement shall not be deemed a Shelf Registration Statement until such time as it includes a Prospectus relating to the Securities.

“Suspension Period” shall have the meaning set forth in Section 2.5.

“Target” shall have the meaning set forth in the Purchase Agreement.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall mean an underwriter, as defined in the 1933 Act, of the Securities in connection with an offering thereof under a Shelf Registration Statement.

“Underwritten Offering” shall have the meaning set forth in Section 5(a).

“Well-Known Seasoned Issuer” shall have the meaning set forth in Rule 405 of the 1933 Act.

2.	Registration Under the 1933 Act.

2.1 Shelf Registration.

(a) The Company (i) shall, at its cost, no later than 45 calendar days following the Closing Date (the “Shelf Filing Deadline”), file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders that have provided the Questionnaire and the other information pursuant to Section 2.1(d) and (ii) shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the 1933 Act as soon as practicable and in any event by the later of (x) 90 calendar days following the Closing Date, (y) 45 calendar days following either the consummation of the acquisition pursuant to the Acquisition Agreement or the termination of the Acquisition Agreement, or (z) if on the last date in (x) above, the Company would be required to include or incorporate by reference on a Form S-3 financial statements for the year ended December 31, 2007 and the Company has not yet filed its Form 10-K, the 5th calendar day after the earlier of the day on which such Form 10-K is filed or is required to be filed with the SEC (collectively, the “Shelf Effectiveness Deadline”). The Shelf Registration Statement shall contain (except if otherwise directed by the

Majority Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A, subject to any changes the Company reasonably deems necessary or appropriate to satisfy any comments with respect to the Shelf Registration Statement (oral or written) from the SEC. If the Company is a Well-Known Seasoned Issuer at the time of filing the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an Automatic Shelf Registration Statement. The Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Shelf Registration Statement with the time periods preceded by such Rule.

(b) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Majority Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(c) The Company shall, at its cost, use commercially reasonable efforts, subject to Section 2.5, to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earlier of (i) such time as all of the Securities cease to be Registrable Securities and (ii) the date that is two years after the last day of original issuance of the Securities (the “Effectiveness Period”).

(d) Notwithstanding any other provision hereof, no Holder of Registrable Securities may include any of its Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless the Holder furnishes to the Company a fully completed notice and questionnaire in the form attached hereto as Exhibit B (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. At least 30 days prior to the filing of the Shelf Registration Statement, the Company will provide notice to the Holders of its intention to file the Shelf Registration Statement; provided, however, that if the Company elects to register the Registrable Securities pursuant to a Prospectus to a Shelf Registration Statement that has already been declared effective, the Company will provide notice to the Holders of its intention to file the initial Prospectus at least 20 days prior to such filing. In order to be named as a selling securityholder in the Shelf Registration Statement or Prospectus at the time of effectiveness of the Shelf Registration Statement or such Prospectus, as applicable, each Holder must no later than 20 days following notice by the Company of such filing, furnish in writing the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company and the Company will include the information from the completed Questionnaire and such other information, if any, in the Shelf Registration Statement and the Prospectus, as necessary and in a manner, so that upon effectiveness of the Shelf Registration Statement the Holder will be permitted to deliver the Prospectus to purchasers of the Holder’s Registrable Securities. From and after the date that the

Shelf Registration Statement becomes effective, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use commercially reasonable efforts to file within 10 Business Days any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Securities (subject to the Company’s right to suspend the Shelf Registration Statement as described in Section 2.5 below); provided, however, that the Company shall not be required to filed more than one post-effective amendment to the Shelf Registration Statement in any calendar quarter for all such Holders. Holders that do not deliver a completed written Questionnaire and such other information, as provided for in this Section 2.1(d), will not be named as selling securityholders in the Prospectus. Each Holder named as a selling securityholder in the Prospectus agrees to promptly furnish to the Company in writing all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company may from time to time reasonably request in writing.

(e) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus it will do so only in accordance with Section 2.1(d) and subject to Section 2.5. Each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus (excluding those materials incorporated by reference therein) to the purchaser thereof, unless exempted from such prospectus delivery requirements.

The Company agrees to supplement or amend the Shelf Registration Statement if required by the 1933 Act or the rules and regulations thereunder or by the instructions applicable to the registration form used by the Company, or to the extent the Company does not reasonably object, as reasonably requested by the Purchasers with respect to information relating to such Purchasers or by the Trustee on behalf of the Holders covered by such Shelf Registration Statement with respect to information relating to such Holders, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after it is used or filed with the SEC.

2.2 Expenses. The Company shall pay all Registration and Offering Expenses in connection with the registration pursuant to Section 2.1. Each Holder shall pay all underwriting and placement discounts and commissions, agency and placement fees, brokers commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities.

2.3 Effectiveness. After a Shelf Registration Statement is effective, if the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume.

2.4 Interest. In the event that (a) a Shelf Registration Statement has not been filed by the Shelf Filing Deadline, (b) a Shelf Registration Statement has not become effective by the Shelf Effectiveness Deadline, (c) after the Shelf Registration Statement has become effective, subject to Section 2.5, the Shelf Registration Statement fails to be effective or usable by the Holders without being succeeded within seven business days by a post-effective amendment or a report filed with the SEC pursuant to the 1934 Act that cures the failure to be effective or usable or (d) the Shelf Registration Statement is unusable by the Holders for any reason, and the number of days for which the Shelf Registration Statement shall not be usable exceeds any Suspension Period permitted by Section 2.5 hereunder (each such event being a “Registration Default”), additional interest (“Additional Interest”), will accrue on the Notes that are Registrable Securities at a rate per annum of 0.50% of the principal amount of the Notes that are Registrable Securities, payable periodically on May 15 and November 15 each year; provided, however, that, in no event shall Additional Interest accrue at a rate per annum exceeding 0.50% of the principal amount of the Notes that are Registrable Securities; provided further that no Additional Interest shall accrue under clauses (c) and (d) above with respect to any Holder that (x) does not deliver to the Company a completed Questionnaire and such other information that the Company may reasonably request, if any, as provided for in Section 2.1(d), and (y) is not named as a selling securityholder in the Shelf Registration Statement. Notwithstanding the foregoing, in no event will Additional Interest be payable in connection with a Registration Default relating to a failure to register the Common Stock into which the Notes are convertible; for the avoidance of doubt, if none of the Securities are registered then Additional Interest only will be payable in connection with the Registration Default relating to the failure to register the Notes. Upon the cure of all Registration Defaults then continuing, the accrual of Additional Interest will automatically cease and the interest rate borne by the Notes will revert to the original interest rate at such time. Additional Interest shall be computed based on the actual number of days elapsed in each six-month period between payment dates in which the Shelf Registration Statement is not effective or is unusable. Holders who have converted Notes into Common Stock will not be entitled to receive any Additional Interest with respect to such Common Stock or the principal amount of the Notes converted.

The Trustee shall be entitled, but shall not be obligated, on behalf of the Holders of Registrable Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which Additional Interest are expressly provided shall be such Additional Interest. Nothing shall preclude a Holder of Registrable Securities from pursuing or obtaining specific performance or equitable relief with regard to this Agreement. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the Registration Default to but excluding the day on which the Registration Default is cured.

A Registration Default under clause (a) above shall be cured on the date that the Shelf Registration Statement is filed with the SEC. A Registration Default under clause (b) above shall be cured on the date that the Shelf Registration Statement becomes effective. A Registration Default under clauses (c) or (d) above shall be cured on the date an amended Shelf Registration Statement becomes effective or the Company otherwise declares the Shelf Registration Statement and the Prospectus useable, as applicable.

The parties agree that the Additional Interest provided for in this Section 2.4 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities and does not constitute a penalty.

2.5 Suspension. Notwithstanding any other provision hereof, the Company may suspend the use of any Prospectus, without incurring or accruing any obligation to pay Additional Interest pursuant to Section 2.4, for a period not to exceed 30 days in any 90-day period or an aggregate of 90 days in any 360-day period (each, a “Suspension Period”), if the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including without limitation plans for a registered public offering, an acquisition or other proposed or pending corporate developments and similar events or because of filings with the SEC, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension (provided that in each notice the Company will not disclose the content of such material, non-public information to the Holders), which notice need not specify the nature of the event giving rise to such suspension (and, upon receipt of such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder is advised in writing that the Prospectus may be used, which notice the Company agrees to provide promptly following the lapse of the event or circumstances giving rise to such suspension). Each Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus (including, without limitation, the fact of the suspension), except as required by applicable law.

2.6 Underwriter. Neither the Company nor any Subsidiary (as defined in the Purchase Agreement) nor affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the SEC or The NASDAQ Global Select Market; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit A in the Shelf Registration Statement.

3.	Registration Procedures.

In connection with the obligations of the Company with respect to the Shelf Registration, the Company shall:

(a) at a reasonable time prior to filing the Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to the Shelf Registration Statement or amendment or supplement to such Prospectus (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto), (i) furnish to the Purchasers or any Underwriter or designee thereof and one special counsel to the Purchasers or any Underwriter or designee thereof copies of all such documents proposed to be filed, (ii) use commercially reasonable efforts to address in each such document when so filed with the SEC such comments as the Purchasers or any Underwriter or designee thereof and such special counsel to the Purchasers or any Underwriter or designee thereof reasonably shall propose within three (3) Business Days of the delivery of such copies to the Purchasers or any Underwriter or designee thereof and counsel to the Purchaser or any Underwriter or designee thereof and (iii) not file any Shelf Registration Statement or amendment or supplement thereto in a form to which counsel to a majority of the Holders (as designated in writing to the Company) reasonably objects. In addition, if any Holder that has provided the Questionnaire and the other information required by Section 2.1(d) shall so request in writing, a reasonable time prior to filing any such documents, the Company shall furnish to such Holder copies of all such documents proposed to be filed and use commercially reasonable efforts to reflect in each such document when so filed with the SEC such comments as such Holder reasonably shall propose within three (3) Business Days of the delivery of such copies to such Holder;

(b) ensure that each Shelf Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(c) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary under applicable law to keep the Shelf Registration Statement effective for the Effectiveness Period, subject to Section 2.5; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed in compliance with Rule 424 (or any similar provision then in force) under the 1933 Act and use commercially reasonable efforts to comply during the Effectiveness Period with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder required to enable the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended method or methods of distribution (as provided to the Company in the Questionnaires) by the selling Holders thereof;

(d) (i) notify each Holder of Registrable Securities of the filing of a Shelf Registration Statement or any post-effective amendment to a Shelf Registration Statement and of when any such Shelf Registration Statement or any post-effective amendment to a Shelf Registration Statement has become effective; (ii) during the Effectiveness Period, furnish to each Holder of Registrable Securities that has provided the Questionnaires and the information required by Section 2.1(d) and to each Underwriter, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request in writing, including financial statements and schedules and, if such Holder or Underwriter so requests, all exhibits thereto in connection with the sale or other disposition of the Registrable Securities; and (iii) subject to Section 2.5 and to any notice by the Company in accordance with Section 3(f) of the existence of any fact of the kind described in Sections 3(f)(i), (ii), (iii), (iv) and (v), hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and

Underwriters of Registrable Securities that has provided the Questionnaire and the other information required by Section 2.1(d) in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein;

(e) use commercially reasonable efforts to register or qualify or cooperate with the Holders and Underwriters in connection with the registration or qualification (or exemption from such registration or qualification) of the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Shelf Registration Statement and each Underwriter shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and Underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(f) notify as promptly as reasonably practicable each Holder of Registrable Securities under a Shelf Registration that has provided the Questionnaire and the other information required by Section 2.1(d) and, if requested by such Holder, confirm such advice in writing promptly (i) of any request, following the effectiveness of the Shelf Registration Statement under the 1933 Act, by the SEC or any state securities authority for post-effective amendments and supplements to a Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement has become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose, (iii) of the occurrence (but not the nature of or details concerning) of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading, (provided, however, that no notice by the Company shall be required pursuant to this clause (iii) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate 1934 Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein not misleading), (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of any determination by the Company that a post-effective amendment to such Shelf Registration Statement would be required by applicable law;

(g) provided a Holder then holds at least $25 million aggregate principal amount of Registrable Securities, as promptly as reasonably practicable furnish to such Holder and any Underwriter or designee thereof on behalf of the Holders and one counsel to the Holder selected by the Majority Holders (i) copies of any comment letters received from the SEC with respect to a Shelf Registration Statement or any documents incorporated therein and (ii) any other request by the SEC or any state securities authority for amendments or supplements to a Shelf Registration Statement and Prospectus or for additional information with respect to the Shelf Registration Statement and Prospectus;

(h) use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Shelf Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued use commercially reasonable efforts to obtain the withdrawal of any such order or suspension at the earliest practicable moment or, if any such order or suspension is made effective during any Suspension Period, at the earliest practicable moment after the Suspension Period;

(i) upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(f)(i), (ii), (iii), (iv) and (v), as promptly as practicable after the occurrence of such an event, use commercially reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder that has provided the Questionnaire and the other information required by Section 2.1(d) of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

(j) (i) use commercially reasonable efforts to cause the Indenture to be qualified under the 1939 Act in connection with the registration of the Registrable Securities, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the 1939 Act, and (iii) execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(k) use commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

(l) make generally available to its security holders, as soon as reasonably practicable, earning statements covering at least 12 months (which need not be audited) satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

(m) make a commercially reasonable effort to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc., if any.

(n) furnish to each Holder whose Registrable Securities are included in any Shelf Registration Statement, without charge, to the extent requested by a Holder, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Shelf Registration Statement, ten (10) copies of the prospectus included in such Shelf Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(o) Within two (2) Business Days after a Shelf Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Shelf Registration Statement) confirmation that such Shelf Registration Statement has been declared effective by the SEC.

(p) The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Shelf Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

Without limiting the provisions of Section 2.1(d), the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. Each Holder agrees promptly to furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading, any other information regarding such Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Prospectus or Shelf Registration Statement under applicable law or pursuant to SEC comments and any information otherwise reasonably required by the Company to comply with applicable law or regulations.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(f)(i), (ii), (iii), (iv) and (v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus included in the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) or written notice from the Company that the Shelf Registration Statement is again effective and no amendment or supplement is needed, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

4.	Reports Under the 1934 Act.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

5.	Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Purchaser, each Holder who provided the Questionnaire and the other information to the Company in accordance with Section 2.1(d), and each of their respective directors, officers and employees and agents and each Person, if any, who controls such Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each of the foregoing is referred to herein as an “indemnified party”) (i) against any loss, claim, damage, liability or expense, as incurred, to which such indemnified party may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (x) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (y) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (z) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, and any other federal or state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Shelf Registration Statement (the matters in the foregoing clauses (x) through (z) being collectively, “Violations”); (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any Violation; provided, that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and (iii) against any and all reasonable out-of-pocket expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any Violation, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; and to reimburse each indemnified party for any and all expenses (including the fees and disbursements of counsel chosen by the indemnified parties) as such expenses are reasonably incurred by such indemnified party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, (A) arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any indemnified party expressly for use in the Shelf Registration Statement (or any amendment or supplement thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (B) as is finally judicially determined to have resulted from the gross negligence, willful misconduct or bad faith of an indemnified party. The indemnity agreement set forth in this Section 5(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification by the Holders. Each Holder who has provided the Questionnaire and the other information to the Company in accordance with Section 2.1(d), severally, but not jointly, agrees to indemnify and hold harmless the Company, each Purchaser and the other selling Holders who have provided the Questionnaire and the other information to the Company in accordance with Section 2.1(d), and each of their respective directors, officers, employees and agents and each Person, if any, who controls the Company, any Purchaser or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by or on behalf of such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto), such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (1) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (2) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 5 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 5(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the indemnifying parties on the one hand and the indemnified parties and the Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any reasonable out-of-pocket legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Securities sold by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 5, each director, officer, employee and agent of Holder, or each Person, if any, who controls any Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder, and each director, officer, employee or agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

6.	Underwritten Offerings

(a) With the prior consent of the Company, which consent shall not be unreasonably withheld, Holders of at least $25 million in aggregate principal amount of the Notes may sell Registrable Securities (in whole or in part) in a registration in which such securities are sold to an underwriter for reoffering to the public pursuant to the Shelf Registration Statement (an “Underwritten Offering”). Upon receipt of such a request, the Company shall provide all Holders written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the Underwritten Offering. In any such Underwritten Offering, the Underwriters will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by the Majority Holders of the Registrable Securities to be included in such offering; provided, however, that such Underwriters and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any Underwritten Offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Registrable Securities to be included in the Underwritten Offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder has not already done so, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 2.1(c) hereof within a reasonable amount of time before such Underwritten Offering. Notwithstanding the foregoing, upon receipt of a request from the Underwriters or a representative of holders of a majority of the Registrable Securities to be included in an Underwritten Offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an Underwritten Offering, the Company may delay the filing of any such amendment or supplement for up to 30 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

(b) To the extent the Shelf Registration Statement is effective and available for use at the time of any proposed sale or offer of any Securities by any Purchaser participating in such Underwritten Offering, each such Purchaser agrees that the sale and offer of such Securities made by it shall be made pursuant to such effective Shelf Registration Statement such that the transferee of such Securities will receive unrestricted Securities.

(c) In furtherance of the Company’s undertakings, and subject to the limitations, in Section 5(a), the Company agrees to use commercially reasonable efforts to enter into such customary agreements (on terms reasonably acceptable to the Company) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of the Registrable Securities being offered and sold in an Underwritten Offering in which the Company provides cooperation, including, but not limited to:

(i) obtaining opinions of counsel to the Company and updates thereof addressed to each selling Purchaser and the Underwriters covering matters as are customarily requested in opinions covering secondary resale offerings of companies of comparable size, maturities and lines of business as the Company;

(ii) obtaining “comfort” letters and updates thereof from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Shelf Registration Statement) addressed to the Underwriters, and use commercially reasonable efforts to have such letter addressed to the selling Purchasers (to the extent consistent with AU 722, Interim Financial Information, of the Public Company Accounting Oversight Board (United States), such letters covering matters as are customarily requested in comfort letters covering secondary resale offerings of companies of comparable size, maturities and lines of business as the Company;

(iii) making reasonably available for inspection by each Purchaser and the Underwriters participating in any Underwritten Offering, and any attorney, accountant or other agent retained by any such Purchaser or Underwriter all relevant financial and other records and pertinent corporate documents of the Company as are customarily made available in secondary resale offerings of companies of comparable size, maturities and lines of business as the Company;

(iv) causing the Company’s officers, directors, employees, accountants and auditors to supply all relevant information, and causing appropriate persons to be reasonably available for discussions concerning such documents, as reasonably requested by any such Purchaser, Underwriter, attorney, accountant or agent in connection with any such Underwritten Offering as is customary for similar due diligence examinations;

(v) delivering such documents and certificates to the Purchasers and the Underwriters as may be reasonably requested by such Purchasers or Underwriters and as are customarily delivered in secondary resale offerings of companies of comparable size, maturities and lines of business as the Company;

(vi) making appropriate members of senior management reasonably available to participate in conference calls with potential investors and make presentations to ratings agencies as is reasonably necessary and customary in secondary resale offerings of companies of comparable size, maturities and lines of business as the Company; and

(vii) if an underwriting or purchase, sale or agency agreement is entered into, causing the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 with respect to the Underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any Underwriters, in the form customarily provided to such Underwriters in similar types of transactions.

In connection with any Underwritten Offering in which the Company provides assistance to the Purchasers or the Underwriters thereto, the Company may require each Purchaser or Underwriter, and their attorneys, accountants or agents retained by them, to maintain in confidence and not to disclose to any other person any information or records provided as part of such assistance and reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in the Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (D) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or other confidentiality obligations or duties, as the case may be.

7.	Miscellaneous.

7.1 No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The rights granted to the Holders hereunder do not for the term of this Agreement conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

7.2 Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided, however, that no amendment, qualification, supplement, waiver or consent with respect to Sections 2.4 and 5 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 7.2 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of each Holder, except that any provision of this Section 6.2 which provides that an amendment to this Agreement may be made upon the written consent of the Majority Holders may itself be amended, qualified, modified or supplemented, and waivers or consents to departures from any such provision may be given if the Company obtains the written consent of the Majority Holders; and provided further, that any amendment to this Agreement that disproportionately adversely affects any Holder shall require the prior written consent of such Holder. Notwithstanding the foregoing (except the foregoing provisos), (i) a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Registrable Securities being sold rather than registered under such Shelf Registration Statement and (ii) this Agreement may be amended by a written agreement between the Company and the Purchasers, without the consent of the Holders of the Registrable Securities, in order to cure any ambiguity or to correct or supplement any provision contained herein, provided that no such amendment shall adversely affect the interest of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any amendment, modification, waiver or consent pursuant to this Section 7.2, shall be bound by such amendment, modification, waiver or consent, whether or not any notice or writing indicating such amendment, modification, waiver or consent is delivered to such Holder.

7.3 Notices. All notices, consents and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (a) if to a Holder, in the manner set forth in Section 12.03(b) of the Indenture; and (b) if to the Company, initially at the Company’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 7.3

All such notices and communications shall be deemed to have been duly given when delivered in person or by private courier with receipt, if telefaxed when verbal or email confirmation from the recipient is received, or three (3) days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid.

Copies of all such notices, demands, or other communications to any Holder shall be deemed to have been duly given, if such notice has been duly given to the Trustee under the Indenture, at the address specified in such Indenture.

7.4 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that, nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

7.5 Third Party Beneficiaries. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

7.6 Specific Enforcement. Without limiting the remedies available to the Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2.1 may result in material irreparable injury to the Purchasers or the Holders for which there is no adequate remedy at law, that it may not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Purchaser or any Holder may seek such relief as may be required to specifically enforce the Company’s obligations under Sections 2.1; provided, however, that without limiting the ability of the any Holder to specifically enforce such obligations, with respect to the terms of this Agreement for which Additional Interest pursuant to Section 2.4 is expressly provided as a remedy for a violation of such terms, such Additional Interest shall be the sole remedy for such violation.

7.7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.10 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

7.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE PROVIDENCE SERVICE CORPORATION

By:
Name:
Title:

Confirmed and accepted as of the date first above written:
[PURCHASER]

By:
Name:
Title:

[PURCHASER]

By:
Name:
Title:

[PURCHASER]

By:
Name:
Title:

EXHIBIT A

SELLING SECURITYHOLDERS

The shares of common stock that may be offered pursuant to this prospectus will be offered by the selling securityholders. For additional information regarding the issuance of the shares of common stock and the notes upon conversion of which such shares are issuable, see “Private Placement of Convertible Notes” above. We are registering the notes and shares of common stock issuable upon conversion of notes in order to permit the selling stockholders to offer the shares of common stock issuable upon conversion of the notes for resale from time to time. Except for the ownership of the notes issued pursuant to the Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

The following table sets forth the selling securityholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling securityholders. The second column lists the number of shares of common stock beneficially owned by each selling securityholder, based on its ownership of the notes, as of             , 200  , assuming conversion of all notes held by the selling securityholders on that date, without regard to any limitations on conversions.

The third column lists the shares of common stock being offered by this prospectus by each selling securityholder.

In accordance with the terms of a registration rights agreement among the Company and the selling securityholders, this prospectus generally covers the resale of the number of shares of common stock issued or issuable upon conversion of the notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the notes may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares of common stock offered by the selling securityholders pursuant to this prospectus.

Under the terms of the notes, a selling securityholder may not convert the notes to the extent such conversion would cause such selling securityholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% of our then outstanding shares of common stock following such conversion, excluding for purposes of such determination shares of common stock issuable upon conversion of the notes which have not been converted. The number of shares in the third column does not reflect this limitation. The selling securityholders may sell all, some or none of their shares of common stock issuable upon conversion of the notes in this offering. See “Plan of Distribution.”

Name of Selling Securityholder	Principal Amount at Maturity of Notes Beneficially Owned Prior to Offering	Number of Shares Owned Prior to Offering	Maximum Number of Notes to be Sold Pursuant to this Prospectus	Maximum Number of Shares to be Sold Pursuant to this Prospectus	Number of Notes Owned After Offering	Number of Shares Owned After Offering
Steelhead Investments Ltd. (1)						0

(1)	HBK Investments L.P. may be deemed to have sole voting and sole dispositive power over the securities pursuant to an Investment Management Agreement between HBK Investments L.P. and Steelhead Investments Ltd. Additionally, the following individuals may be deemed to have control over HBK Investments L.P.: Kenneth M. Hirsh, Laurence H. Lebowitz, William E. Rose, David C. Haley and Jamiel A. Akhtar. Steelhead Investments Ltd. is an affiliate of a registered broker-dealer and has represented to the Company that it acquired the securities in the ordinary course of business and, at the time of the purchase of the securities, had no agreements or understandings, directly or indirectly, with any person to distribute the securities.

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of convertible notes to permit the resale of these shares of common stock by the holders of the notes from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling securityholders of the shares of common stock issuable upon conversion of the notes. We will bear all fees and expenses incident to our obligation to register the shares of common stock issuable upon conversion of the notes.

The selling securityholders may sell all or a portion of the shares of common stock issuable upon conversion of the notes beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock issuable upon conversion of the notes are sold through underwriters or broker-dealers, the selling securityholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock issuable upon conversion of the notes may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling securityholders effect such transactions by selling common stock issuable upon conversion of the notes to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders or commissions from purchasers of the notes or such common stock, as applicable, for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock issuable upon conversion of the notes or otherwise, the selling securityholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock issuable upon conversion of the notes in the course of hedging in positions they assume. The selling securityholders may also sell shares of common stock issuable upon conversion of the notes short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling securityholders may also loan or pledge the notes or shares of common stock issuable upon conversion of the notes to broker-dealers that in turn may sell such shares.

The selling securityholders may pledge or grant a security interest in some or all of the notes or shares of common stock issuable upon conversion of the notes owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock issuable upon conversion of the notes from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus. The selling securityholders also may transfer and donate the notes and shares of common stock issuable upon conversion of the notes in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling securityholders and any broker-dealer participating in the distribution of the shares of common stock issuable upon conversion of the notes may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.

Under the securities laws of some states, the shares of common stock issuable upon conversion of the notes may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock issuable upon conversion of the notes may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling securityholder will sell any or all of the shares of common stock issuable upon conversion of the notes registered pursuant to the registration statement, of which this prospectus forms a part.

The selling securityholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock issuable upon conversion of the notes by the selling securityholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock issuable upon conversion of the notes to engage in market-making activities with respect to the shares of common stock issuable upon conversion of the notes. All of the foregoing may affect the marketability of the shares of common stock issuable upon conversion of the notes and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock issuable upon conversion of the notes.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[    ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling securityholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling securityholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling securityholders will be entitled to contribution. We may be indemnified by the selling securityholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling securityholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock issuable upon conversion of the notes will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT B

SELLING SECURITYHOLDER QUESTIONNAIRE

The undersigned beneficial owner (the “Selling Securityholder”) of the 6.5% Convertible Senior Subordinated Notes due 2014 (the “Notes”) of The Providence Service Corporation (the “Company”) or the shares of the Company’s Common Stock, par value $0.001 per share, issuable upon conversion of the Notes (the “Common Stock” and, together with the Notes, the “Registrable Securities”) hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement, dated as of November     , 2007, among the Company and the Purchasers thereto.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors, the Company’s officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Selling Securityholder Questionnaire. The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):
Fax (including area code):
Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

	(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

	(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?

	Yes No	☐ ☐

If “Yes”, please answer subsection (a) and subsection (b):

		(a)	Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

Yes ☐ No ☐

		(b)	If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?

	Yes No	☐ ☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

		(a)	Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

Yes ☐ No ☐ Explain:

		(b)	Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

Yes ☐ Explain: No ☐

(8)	Is the Selling Securityholder a non-public entity?

	Yes No	☐ ☐

If “Yes”, please answer subsection (a):

		(a)	Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED

SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT:

THE PROVIDENCE SERVICE CORPORATION

5524 East Fourth Street

Tucson, Arizona 85711

Fax: (    )     -

Attn: